UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona		85255
(Address of principal executive offices)		(Zip Code)

(480) 515-8100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the annual meeting of stockholders of Meritage Homes Corporation (the “Company”) held on May 15, 2008, the Company’s stockholders adopted certain proposed amendments to the Company’s 2006 Stock Incentive Plan (as amended, the “Plan”).  The amendments were approved by the Company’s Board of Directors on January 16, 2008, subject to receipt of the approval of the Company’s stockholders.  As a result of the amendments:

•      The number of shares of common stock reserved for issuance under the Plan was increased from 700,000 shares of common stock (excluding shares of common stock remaining available for grant that were rolled into the Plan from the Company’s former stock option plan) to 1,600,000 shares of common stock; and

•      The maximum number of shares of common stock with respect to one or more awards that can be granted to any one person was changed from an aggregate of 100,000 shares of common stock per year to 250,000 shares of common stock per year.

A more complete description of the terms of the Plan and the amendments thereto can be found in “Amendments to the 2006 Stock Incentive Plan” in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 1, 2008, which description is incorporated herein by this reference.  The foregoing description and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and the contents of which are incorporated herein by this reference.

ITEM 8.01                                       OTHER EVENTS

Additionally, the Company’s definitive proxy statement for the 2008 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 1, 2008, inadvertently stated that during the 2007 fiscal year, director Gerald W. Haddock did not attend one Executive Compensation Committee meeting and that he was member of the Audit Committee instead of director Richard Burke, who did not attend two Audit Committee meetings.  Mr. Haddock attended all the committee meetings of which he was a member.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
10.1	Meritage Homes Corporation 2006 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the proxy statement for the 2008 annual meeting of stockholders)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2008	MERITAGE HOMES CORPORATION

/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and Chief Financial Officer